EXHIBIT 10.27
EXECUTION VERSION

GENUINE PARTS COMPANY

FIRST AMENDMENT
Dated as of May 28, 2019

to

NOTE PURCHASE AGREEMENT
Dated as of October 30, 2017

U.S.$120,000,000 Series I Senior Notes due October 30, 2027
€225,000,000 Series J Senior Notes due October 30, 2024
€250,000,000 Series K Senior Notes due October 30, 2027
€125,000,000 Series L Senior Notes due October 30, 2029
€100,000,000 Series M Senior Notes due October 30, 2032

EXHIBIT 10.27

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of May 28, 2019 (this “First Amendment”) to that certain Note Purchase Agreement dated as of October 30, 2017 is between GENUINE PARTS COMPANY, a Georgia corporation (the “Company”), and each holder of Original Notes (as hereinafter defined) (collectively, the “Noteholders”).

RECITALS:

A.WHEREAS, the Company has heretofore entered into that certain Note Purchase Agreement dated as of October 30, 2017 (the “Original Note Purchase Agreement”) with each of the Purchasers listed in Schedule A thereto pursuant to which the Company issued and has outstanding (i) U.S.$120,000,000 aggregate principal amount of its 3.70% Series I Senior Notes due October 30, 2027 (the “Series I Notes”), (ii) €225,000,000 aggregate principal amount of its 1.40% Series J Senior Notes due October 30, 2024 (the “Series J Notes”), (iii) €250,000,000 aggregate principal amount of its 1.81% Series K Senior Notes due October 30, 2027 (the “Series K Notes”), (iv) €125,000,000 aggregate principal amount of its 2.02% Series L Senior Notes due October 30, 2029 (the “Series L Notes”) and (v) €100,000,000 aggregate principal amount of its 2.32% Series M Senior Notes due October 30, 2032 (the “Series M Notes”, and together with the Series I Notes, the Series J Notes, the Series K Notes and the Series L Notes, the “Original Notes”);

B.WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Purchase Agreement unless herein defined or the context shall otherwise require;

C.WHEREAS, on the date hereof, the Company is entering into two Additional Note Purchase Agreements containing a different Priority Debt limitation than that set forth in the Original Note Purchase Agreement;

D.WHEREAS, the Company desires that the Priority Debt limitation in each of its outstanding note purchase agreements be consistent and therefore has requested that the Noteholders amend the Original Note Purchase Agreement to achieve such consistency;

E.WHEREAS, the Required Holders have agreed to the Company’s amendment request and the Company and the Required Holders now desire to amend the Original Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth; and

F.WHEREAS, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration

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of good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

1.1Section 10.2 of the Original Note Purchase Agreement shall be and is hereby amended by deleting the reference to “20%” contained therein and replacing it with “25%”.

1.2Schedule A of the Original Note Purchase Agreement shall be and is hereby amended by amending and restating the definition of Consolidated Net Worth in its entirety to read as follows:

“Consolidated Net Worth” means, at any time, the total amount of stockholders’ equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as determined pursuant to the most recent financial statements delivered by the Company pursuant to Section 7.1.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1.To induce the Required Holders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)this First Amendment has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company, and this First Amendment and the Original Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)the execution and delivery of this First Amendment by the Company and the performance by the Company hereof and of the Original Note Purchase Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulation or by-laws, shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary;

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(c)no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this First Amendment by the Company or the performance hereof or of the Original Note Purchase Agreement, as amended by this First Amendment, by the Company;

(d)on the CP Satisfaction Date (as hereinafter defined), after giving effect to this First Amendment, all the representations and warranties contained in Section 5 of the Original Note Purchase Agreement (other than Sections 5.3 and 5.14) are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date);

(e)since December 31, 2018, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; and

(f)as of the CP Satisfaction Date and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing and no waiver of Default or Event of Default is in effect.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1.This First Amendment shall become effective as of May 28, 2019 upon satisfaction of each and every one of the following conditions (the date of such satisfaction, the “CP Satisfaction Date”):

(a)executed counterparts of this First Amendment, duly executed by the Company and the Required Holders, shall have been delivered to each Noteholder or its special counsel;

(b)the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the CP Satisfaction Date and each holder of Notes or its special counsel shall have received an Officer’s Certificate to such effect;

(c)the Series F Note Purchase Agreement, Series G Note Purchase Agreement and the Series H Note Purchase Agreement shall each have been amended to align the terms thereof with those in the Original Note Purchase Agreement, as amended by this First Amendment, and copies of such amendments shall have been delivered to each Noteholder or its special counsel;

(d)Alliance Automotive Netherlands Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), the Company and the Purchasers named in Schedule B attached thereto shall have entered into the Note

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and Guaranty Agreement dated as of the date hereof and such Agreement shall contain the same Priority Debt limitation as that set forth in the Original Note Purchase Agreement, as amended by this First Amendment, and a copy of such Agreement shall have been delivered to each Noteholder or its special counsel;

(e)GPC Asia Pacific Holdings Pty Ltd ABN 80 162 550 978, a proprietary company incorporated under the laws of Australia, the Company and the Purchasers named in Schedule B attached thereto shall have entered into the Note and Guaranty Agreement dated as of the date hereof and such Agreement shall contain the same Priority Debt limitation as that set forth in the Original Note Purchase Agreement, as amended by this First Amendment, and a copy of such Agreement shall have been delivered to each Noteholder or its special counsel; and

(f)the Company shall have paid the fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 4. MISCELLANEOUS.

4.1This First Amendment shall be construed in connection with and as part of the Original Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect.

4.2Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

4.3The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice- of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

4.5This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

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EXHIBIT 10.27

GENUINE PARTS COMPANY,

By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President & Treasurer

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By: Northwestern Mutual Investment Management Company, LLC, Its Investment Adviser

By: /s/ Dave Barras
Name: Dave Barras
Title: Managing Director

Aggregate principal amount of Euro denominated Notes held: €151,000,000

METROPOLITAN LIFE INSURANCE COMPANY
By: MetLife Investment Advisors LLC, its Investment Manager

By: /s/ John A. Wills
Name: John A. Wills
Title: Managing Director

Aggregate principal amount of Euro denominated Notes held: €57,300,000

METROPOLITAN LIFE INSURANCE K.K.
By: MetLife Investment Advisors LLC, its Investment Manager

By: /s/ John A. Wills
Name: John A. Wills
Title: Managing Director

Aggregate principal amount of Euro denominated Notes held: €71,400,000

BRIGHTHOUSE LIFE INSURANCE COMPANY.
By: MetLife Investment Advisors LLC, its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

EXHIBIT 10.27

Aggregate principal amount of Euro denominated Notes held: €18,100,000

PENSIONSKASSE DES BUNDES PUBLICA
By: MetLife Investment Management Limited, as Investment Manager

By: /s/ Edward Palmer
Name: Edward Palmer
Title: Authorized Signatory

Aggregate principal amount of Euro denominated Notes held: €4,200,000

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC, as Investment Advisor

By: /s/ Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel

Aggregate principal amount of Euro denominated Notes held: €100,000,000

NATIONWIDE LIFE INSURANCE COMPANY

By: /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Aggregate principal amount of Euro denominated Notes held: €55,000,000

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: PGIM, Inc., as investment manager

By: /s/ Kyle Ulep
Name: Kyle Ulep
Title: Vice President

Aggregate principal amount of Euro denominated Notes held: €50,000,000

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: Cigna Investments, Inc. (authorized agent)

EXHIBIT 10.27

By: /s/ Jason M. Smith
Name: Jason M. Smith
Title: Managing Director

Connecticut General Life Insurance Company EUR 13,000,000

CIGNA HEALTH AND LIFE INSURANCE COMPANY
By: Cigna Investments, Inc. (authorized agent)

By: /s/ Jason M. Smith
Name: Jason M. Smith
Title: Managing Director

Cigna Health and Life Insurance Company EUR 35,000,000

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By: Voya Investment Management LLC, as Agent

By: /s/ Justin Stach
Name: Justin Stach
Title: Senior Vice President

VOYA INSURANCE AND ANNUITY COMPANY

By: Voya Investment Management LLC, as Agent

By: /s/ Justin Stach
Name: Justin Stach
Title: Senior Vice President

Aggregate principal amount of US dollar denominated Notes held: $14,100,000

Aggregate principal amount of Euro denominated Notes held: €20,200,000

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Cathy L. Schwartz

EXHIBIT 10.27

Name: Cathy L. Schwartz
Title: Assistant Vice President

By: /s/ Matthew A. Levene
Name: Matthew A. Levene
Title: Assistant Secretary

Aggregate principal amount of US dollar denominated Notes held: $10,000,000

Aggregate principal amount of Euro denominated Notes held: €30,200,000

VOYA INSURANCE AND ANNUITY COMPANY
By: Athene Asset Management LLC, its investment adviser

By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

RELIASTAR LIFE INSURANCE COMPANY
By: Voya Investment Management LLC, its investment adviser
By: Athene Asset Management LLC, its sub-adviser

By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ATHENE ANNUITY & LIFE ASSURANCE COMPANY
By: Athene Asset Management LLC, its investment adviser

By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ANTHENE ANNUITY AND LIFE COMPANY
By: Athene Asset Management LLC, its investment adviser

By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

Aggregate principal amount of US dollar denominated Notes held: $5,900,000

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Aggregate principal amount of Euro denominated Notes held: €39,800,000

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By: /s/ Brendan Dillon
Name: Brendan Dillon
Title: Vice President

Aggregate principal amount of Euro denominated Notes held: €25,000,000

MUTUAL OF OMAHA INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

Aggregate principal amount of Euro denominated Notes held: €25,000,000

LEGAL & GENERAL ASSURANCE SOCIETY LIMITED
By: Legal & General Investment Management America, Inc., its Investment Manager

By: /s/ Edward Wood
Name: Edward Wood
Title: Head of US Private Placements

Aggregate principal amount of US dollar denominated Notes held: $20,000,000

USAA LIFE INSURANCE COMPANY

By: /s/ James F. Jackson, Jr
Name: James F. Jackson, Jr
Title: Assistant Vice President

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Aggregate principal amount of US dollar denominated Notes held: $12,000,000

THRIVENT FINANCIAL FOR LUTHERANS

By: /s/ Allen Stoltman
Name: Allen Stoltman
Title: Managing Director

Aggregate principal amount of US dollar denominated Notes held: $11,000,000

AMERICAN UNITED LIFE INSURANCE COMPANY

/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent

/s/ Michael Bullock
Name: Michael Bullock
Title: VP, Private Placements

Aggregate principal amount of US dollar denominated Notes held: $10,000,000

CUMIS INSURANCE SOCIETY, INC.
CMFG LIFE INSURANCE COMPANY
By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By: /s/ Jason Micks
Name: Jason Micks
Title: Director II, Investments

Aggregate principal amount of US dollar denominated Notes held: $3,000,000

Aggregate principal amount of Euro denominated Notes held: €5,000,000

AMERICAN EQUITY INVESTMENT LIFE
INSURANCE COMPANY

EXHIBIT 10.27

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

Aggregate principal amount of US dollar denominated Notes held: $7,000,000